EXHIBIT 4

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
  NUMBER                          UOS                          SHARES
 00                   UNITED OILFIELD SERVICES, INC.         __________
COMMON STOCK                                          SEE REVERSE CERTAIN DEFINITIONS

                                                           CUSIP  911263 10 1

             INCORPORATED UNDER THE LAWS OF THE STATE OF TEXAS




THIS CERTIFIES THAT





IS THE OWNER OF

FULLY PAID NON-ASSESSABLE SHARES OF THE PAR VALUE OF ONE CENT ($0.01) EACH OF THE COMMON STOCK OF

United Oilfield Services, Inc. transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed.
This Certificate and the shares represented hereby are issued and shall be subject to all of the provisions of the Articles of Incorporation of the Corporation as now or hereafter amended, which are incorporated herein by reference in their entirety.  This Certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

WITNESS the facsimile seal of the Corporation and the signatures of its duly authorized officers.

         Dated:

[United Oilfield                    Earl R. Wait                 Alvin H. Dueitt
Services, Inc.                      SECRETARY                    PRESIDENT
    SEAL]


COUNTERSIGNED AND REGISTERED:
AMERICAN SECURITIES TRANSFER & TRUST, INC.
P.O. Box 1596, Denver, Colorado 80201

BY

TRANSFER AGENT AND REGISTRAR AUTHORIZED SIGNATURE

AMERICAN BANK NOTE COMPANY    DEC 5, 1997 fm
3504 ATLANTIC AVENUE
SUITE 12
LONG BEACH, CA 90807           O54113fc
(562) 989-2333
(FAX) (582)426-7450            7B             NEW
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                         UNITED OILFIELD SERVICES, INC.

     THE ARTICLES OF INCORPORATION OF THE CORPORATION ON FILE IN THE OFFICE OF THE SECRETARY OF
STATE OF TEXAS SET FORTH A FULL STATEMENT OF (A) ALL OF THE DESIGNATIONS, PREFERENCES, LIMITATIONS
AND RELATIVE RIGHTS OF THE SHARES OF EACH CLASS OF SHARES AUTHORIZED TO BE ISSUED AND (B) THE AUTHORITY
OF THE BOARD OF DIRECTORS TO FIX AND DETERMINE THE RELATIVE RIGHTS AND PREFERENCES OF THE SHARES OF
PREFERRED STOCK THAT THE CORPORATION IS AUTHORIZED TO ISSUE IN SERIES AND, IF AND TO THE EXTENT THAT
THEY HAVE BEEN FIXED AND DETERMINED, THE RELATIVE RIGHTS AND PREFERENCES OF ANY SUCH SERIES. THE
CORPORATION WILL FURNISH A COPY OF SUCH STATEMENT TO THE RECORD HOLDER OF THIS CERTIFICATE WITHOUT
CHARGE ON WRITTEN REQUEST TO THE CORPORATION AT ITS PRINCIPLE PLACE OF BUSINESS OR REGISTERED OFFICE.

     THE ARTICLES OF INCORPORATION OF THE CORPORATION ON FILE IN THE OFFICE OF THE SECRETARY OF STATE OF
TEXAS SET FORTH A FULL STATEMENT OF THE DENIAL OF PREEMPTIVE RIGHTS OF SHAREHOLDERS. THE CORPORATION WILL
FURNISH A COPY OF SUCH STATEMENT TO THE RECORD HOLDER OF THIS CERTIFICATE WITHOUT CHARGE ON WRITTEN
REQUEST TO THE CORPORATION AT ITS PRINCIPAL PLACE OF BUSINESS OR REGISTERED OFFICE.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -- as tenants in common                  UNIF GIFT MIN ACT --______Custodian______
TEN ENT -- as tenants by the entireties                              (Cust)         (Minor)
JT TEN  -- as joint tenants with right                            Under Uniform Gifts to  Minors
           of survivorship and not as                             Act___________________________
           tenants in common                                               (State)

     Additional abbreviations may also be used though not in the above list.

                                   ASSIGNMENT

For Value Recieved,______________________________________hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY
 OR OTHER IDENTIFYING NUMBER
          OF ASSIGNEE
______________________________
|____________________________|___________________________________________________________________

_________________________________________________________________________________________________
      PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE, OF ASSIGNEE

_________________________________________________________________________________________________

_________________________________________________________________________________________________

__________________________________________________________________________________________ Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

_________________________________________________________________________________________ Attorney
to transfer the said stock on the books of the within-named Corporation, with full power of substitution in the premises.

Dated ___________________________________
                                                  X____________________________________________________
                 NOTICE                                                 (SIGNATURE)
THE SIGNATURE(S) TO THIS ASSIGMENT MUST
CORRESPOND WITH THE NAME(S) AS WRITTEN
UPON THE FACE OF THE CERTIFICATE WITHOUT---------->
ALTERATION OR ANY CHANGE WHATEVER.               X_____________________________________________________
                                                                        (SIGNATURE)
                                                ___________________________________________________________
                                                |THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE     |
                                                |GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND  |
                                                |LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN|
                                                |APPROVED SIGNATURE GUARANTEE PROGRAM), PURSUANT TO S.E.C.|
                                                | RULE 17Ad-15.                                           |
                                                |_________________________________________________________|
                                                |SIGNATURE(S) GUARANTEED BY:                              |
                                                |                                                         |
                                                |                                                         |
                                                |                                                         |
                                                |                                                         |
                                                |_________________________________________________________|

AMERICAN BANK NOTE COMPANY    DEC 5, 1997 se
3504 ATLANTIC AVENUE
SUITE 12
LONG BEACH, CA 90807           O54113bk
(562) 989-2333
(FAX) (582)426-7450          Proof____   NEW
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